FCF P-2 07/09

SUPPLEMENT DATED July 24, 2009

TO THE PROSPECTUS DATED FEBRUARY 1, 2009

OF

FRANKLIN INCOME FUND

(a series of Franklin Custodian Funds)

The prospectus is amended as follows:

I. The third paragraph under the "Goals and Strategies - Main Investment Strategies" section on page 41 is revised as follows:

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s (S&P®) and Moody’s Investors Service (Moody’s) are considered investment grade. Securities rated Ba or lower by Moody’s or BB or lower by S&P® are considered to be below investment grade.

II. The fifth paragraph under the "Goals and Strategies - Main Investment Strategies" section on page 41 that begins "As of September 30, 2008,…" has been replaced with the following:

As of March 31, 2009, approximately 50.2% of the Fund's net assets were invested in lower-rated and comparable quality unrated debt securities. The percentage of the Fund's net assets invested in such securities at any given time may vary substantially from this number.

Please keep this supplement for future reference.